UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2008

Frequency Electronics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8061	11-1986657
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Charles Lindbergh Blvd., Mitchel Field, New York	11553
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 794-4500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On August 1, 2008, the Audit Committee of Frequency Electronics, Inc. (the “Company”) approved the dismissal of Holtz Rubenstein Reminick LLP (“HRR”) as the Company’s independent auditors. On August 4, 2008, the Company notified HRR of its dismissal as the Company’s independent auditors. On August 1, 2008, the Company’s Audit Committee engaged Eisner LLP (“Eisner”) as the Company’s independent auditors for the fiscal year ending April 30, 2009.

The reports of HRR on the Company's financial statements for the years ended April 30, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company's financial statements for the years ended April 30, 2008 and 2007 and the subsequent interim period through August 1, 2008, there have been no disagreements with HRR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HRR, would have caused HRR to make reference thereto in its reports on the Company's financial statements for such years.

No reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended April 30, 2008 and 2007 and the subsequent interim period through August 1, 2008.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided HRR with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission. The Company has received a letter from HRR addressed to the Securities and Exchange Commission indicating that it agrees with the above statements. A copy of that letter, dated as of August 5, 2008, is attached hereto as Exhibit 16.

During the Company’s two fiscal years ended April 30, 2008 and 2007 and the subsequent interim period through August 1, 2008, the Company has not consulted with Eisner regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

A copy of the press release announcing this change in auditors is attached hereto as Exhibit 99.1.

Item 9.01 (c).	Exhibits.

16
Letter from Holtz Rubenstein Reminick, LLP to the Securities and Exchange Commission, dated as of August 5, 2008, acknowledging its agreement with the statements made in this Current Report on Form 8-K.

99.1	Press Release of Frequency Electronics, Inc., dated August 5, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frequency Electronics, Inc.

Date: August 5, 2008

/s/ Alan Miller Name: Alan Miller Title: Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

16
Letter from Holtz Rubenstein Reminick, LLP to the Securities and Exchange Commission, dated as of August 5, 2008, acknowledging its agreement with the statements made in this Current Report on Form 8-K.
E
99.1	Press Release of Frequency Electronics, Inc., dated August 5, 2008.	E